UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2012

Yinfu Gold Corp.

(Exact Name of Registrant as Specified in Charter)

Wyoming	333-152242	20-8531222
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

713 Prudential Tower, The Gateway, Harbour City, 21 Canton Road,

Tsimshatsui, Kowloon, Hong Kong

(Address of Principal Executive Offices) (Zip Code)

852 2251 1695

Registrant’s telephone number, including area code

(Former Name or Former Address
if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

On June 6, 2012, the Board of Directors reported that it had replaced the entire previous Board and management.

Since that date Mr. Tsap Wai Ping, Yinfu’s President, CEO and Sole Director has attempted to retrieve the Company’s vital corporate files from previous management and the Auditor under that management, Parker Randall CF (H.K.) CPA Limited, Chartered Accountants. Specifically, on June 12, 2012, the new President Mr. Tsap Wai Ping requested the immediate return of all of the Company’s accounting, computer and corporate records from the former board and from the Company’s former Auditor. See Exhibits 99.1 and 99.2

As of this filing, no member of the previous Board nor Parker Randall has offered any cooperation. Due to this failure on the part of the previous Board of Directors and the Auditor, Yinfu Gold Corporation regrets to report that it is unlikely the Form 10-K will be filed within the prescribed time.

The failure of the previous Board to fulfill its fiduciary responsibilities to the Company and its shareholders also makes it impossible to confirm the Company’s actual ownership of the Penglai mine as reported by the previous Board. The Company is, therefore, forced to reverse and cancel the Joyous Fame acquisition, along with the shares.

Yinfu Gold Corporation has now filed a Police Report with the Hong Kong Police respecting the missing Company accounts, documents and files, (See Exhibit 99.3) and will be immediately instituting legal action against all former Board members and the former auditor, Parker Randall in Hong Kong and in the State of Wyoming.

On July 9, 2012, the Company was contacted by the US Securities Commission regarding the fact that a letter from the resigning Auditor (See Form 8-K filed June 15, 2012) required pursuant to Item 304 (a) (3) of Regulation S-K has not been submitted to the SEC. Despite a previous request from the Board of Directors, Parker Randall has not complied with the request and regulation S-K. The only response from Parker Randall was a letter from an attorney for Parker Randall. (See Exhibit 99.4. The Board has sent a second demand letter to Parker Randall. (See Exhibit 99.5)

Additionally, as a result of the fact that the former Acting CFO, Charles Lam’s signature was used without his consent in several SEC filings, (June 15, 2012 8K filing) the Company is forced to re-audit 2010 and 2011 with a new independent auditor.

Item 9.01        Financial Statements and Exhibits

Exhibit No.	Description

99.1	Corporate resolution accepting resignation of previous Board dated June 6, 2012

99.2	Demand Notice dated June 18, 2012

99.3	Copy of Police Report filing receipt No. 12022450 and No. 12022448

99.4	Letter from Attorney acting on behalf of Parker Randall CF (H.K.) CPA Limited, Chartered Accounts, dated June 28, 2012.

99.5	Second Demand Notice to Parker Randall CF (H.K.) CPA Limited, Chartered Accountants, dated July 9, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2012

YINFU GOLD CORPORATION

/s/ Tsap Wai Ping
Tsap Wai Ping
President, Chief Executive Officer, Director
Yinfu Gold Corporation

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